EXHIBIT 99.1
PRESS RELEASE

Flex Announces Leadership Teams for Flex and
Planned Cloud and Power Infrastructure Spin-Off (SpinCo)

AUSTIN, Texas – July 29, 2026/PRNewswire/ -- Flex (Nasdaq: FLEX) today announced key leadership roles for both Flex and "SpinCo," the planned independent, publicly traded company comprising its Cloud and Power Infrastructure segment following the expected spin-off in the first calendar quarter of 2027 (Spin-Off).

These appointments further strengthen the leadership teams expected to lead both companies following the Spin-Off, alongside previously announced Chief Executive Officers Revathi Advaithi and Michael Hartung at SpinCo and Flex, respectively.

SpinCo Leadership

•Bill Watkins, Non-Executive Chairman of the Board of Directors
•Revathi Advaithi, Chief Executive Officer
•Kevin Krumm, Chief Financial Officer*
•Rob Campbell, Chief Commercial Officer
•Mattias Jansson, President, Embedded Power
•Todd Hoover, President, Critical Power
•Hooi Tan, Chief Operating Officer
•Chris Butler, Chief Technology & Strategy Officer

“AI is fundamentally reshaping how infrastructure is built, powered, and scaled, and this is the right time to create two focused companies, each aligned to a distinct opportunity," said Advaithi. "I'm excited to lead SpinCo, and grateful to build this next chapter with a leadership team that reflects the depth and expertise this business will need as an independent company.”

*Krumm, currently Flex Chief Financial Officer (CFO), is expected to become SpinCo CFO upon completion of the separation. He will continue serving as Flex CFO through the transaction. Flex has initiated a search for a permanent CFO and expects to appoint a successor before the transaction is completed.

Flex Leadership

•Revathi Advaithi, Non-Executive Chairman of the Board of Directors (transitional period)
•Michael Hartung, Chief Executive Officer
•Dennis Kirkpatrick, President, Integrated Technology Solutions
•Mike Thoeny, President, Regulated Manufacturing Solutions
•Rodrigo DallOglio, Chief Operating Officer
•Ivan Brockman, Chief Business Transformation Officer

“I’m honored to build on Flex’s proven playbook as we enter our next chapter with a clear focus on the long-term growth opportunities shaping the markets we serve,” said Hartung. “With the exceptional leadership team we’re announcing today, Flex is well positioned to create lasting value for our customers, employees, and shareholders.”

For more information about the proposed executive leadership team, please visit the Executive Bios page.

About Flex

Flex (Reg. No. 199002645H) is the manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. With a global footprint spanning 30 countries, Flex delivers advanced manufacturing and supply chain solutions, innovative products and technology, and lifecycle services that support customers from concept to scale. In the AI era, Flex is helping customers accelerate data center deployment by solving power, heat, and scale challenges through cutting-edge power and cooling technology and scalable IT infrastructure solutions. For information about Flex's intent to spin off its Cloud and Power Infrastructure portfolio, visit: https://flex.com/transaction-resources

Contacts

Flex Investors & Analysts
Michelle Simmons
Senior Vice President, Global Investor Relations and Public Relations
(669) 242-6332
Michelle.Simmons@flex.com

Flex Media & Press
press@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned Spin-Off of Flex’s cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the Spin-Off and the ability to complete the Spin-Off; the anticipated benefits of the Spin-Off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each company following completion of the Spin-Off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed Spin-Off include, but are not limited to: uncertainties as to whether the Spin-Off will be completed and the timing thereof; the possibility that various conditions to the completion of the Spin-Off may not be satisfied or waived; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the Spin-Off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to Flex’s business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Flex’s most recent Annual Report on Form 10-K and in Flex’s subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.